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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        March 14, 2002
                                                --------------------------------


                                 Deltagen, Inc.
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             (Exact name of registrant as specified in its charter)




              Delaware                                 0-31147                                94-3260659
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    (State or other jurisdiction                   (Commission File                         (IRS Employer
          of incorporation)                            Number)                            Identification No.)


740 Bay Road, Redwood City, California                                  94063
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (650) 569-5100
                                                  ------------------------------


                                  Inapplicable
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          (Former name or former address if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

On March 14, 2002, Deltagen, Inc. ("Deltagen") completed its acquisition of all of the outstanding securities of XenoPharm, Inc., a Delaware corporation ("XenoPharm"), for approximately 498,274 shares of Deltagen common stock, plus transaction fees and expenses. Up to an additional approximately 1,449,275 shares of Deltagen's common stock will be issued to XenoPharm shareholders upon the achievement of certain key milestones. XenoPharm provides a proprietary technology platform to better understand and predict reactions of foreign substances - xenobiotics - in human systems. The new wholly-owned subsidiary will be operated out of Deltagen's facilities in Redwood City, California.

The acquisition was made pursuant to an agreement and plan of merger and reorganization among Deltagen, XP Acquisition Corporation and XenoPharm. A copy of the acquisition agreement is attached hereto as Exhibit 2.1. The transaction is intended to qualify as a tax free reorganization. The consideration in the acquisition was arrived at through arms' length negotiations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger and Reorganization with XenoPharm, Inc. dated January 15, 2002 (incorporated by reference to Exhibit 2.4 filed with Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, File No. 000-31147).*

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DELTAGEN, INC.
                                  (Registrant)

Date: March 29, 2002              By:          /s/ JOHN E. BURKE
                                     -------------------------------------------
                                                  John E. Burke
                                       Senior Vice President and General Counsel

                                       3

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger and Reorganization with XenoPharm, Inc. dated January 15, 2002 (incorporated by reference to Exhibit 2.4 filed with Registrant's Annual Report on Form 10-K for the year ended December 31, 2001, File No. 000-31147).*

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.